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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                     --------------------------------------

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the

                       THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: January 2, 2004

                          BUTLER MANUFACTURING COMPANY

                          Butler Manufacturing Company
                              1540 Genessee Street
                           Kansas City, Missouri 64102
                              Phone (816) 968-3000

                      Incorporated in the State of Delaware

                          Commission File No. 001-12335

                I.R.S. Employer Identification Number: 44-0188420



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ITEM 7. EXHIBITS

         99.1 Press Release dated December 30, 2003, furnished solely for the purposes of incorporation by reference into Item 9 herein.

ITEM 9. REGULATION FD DISCLOSURE.

         Attached as Exhibit 99.1 and furnished solely for the purposes of incorporation into this Item 9 is a press release which was issued on December 30, 2003 by Butler Manufacturing Company.



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                                   SIGNATURES


Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



BUTLER MANUFACTURING COMPANY


January 2, 2004                                 /s/ Larry C. Miller
-------------------------------                 -------------------
Date                                            Larry C. Miller
                                                Vice President - Finance, and
                                                 Chief Financial Officer





January 2, 2004                                 /s/ John W. Huey
-------------------------------                 ----------------
Date                                            John W. Huey
                                                Vice President, General Counsel
                                                 and Secretary


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                                  EXHIBIT INDEX


99.1 Butler Manufacturing Company Announces Senior Note Holders Agree to Payment Deferrals